UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☐	Definitive Proxy Statement.
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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Nuveen Premium Income Municipal Fund, Inc. (NPI)

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Important Notice to Fund Shareholders

JUNE   , 2008

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Proxy Statement?

A.	You are receiving this proxy as a Fund shareholder in connection with the annual shareholder meeting for the Nuveen municipal closed-end funds listed at the top of the Notice to Shareholders.

You are being asked to vote on one or two important matters affecting your investment in the Fund:

(i)	Updated Investment Policies (All Funds except Nuveen Municipal High Income Opportunity Fund 2 (the “Affected Funds”)). Nuveen’s municipal closed-end funds are seeking to adopt a uniform, “up to date” set of investment policies (the “New Investment Policies”). In general, these funds currently have a somewhat diverse set of policies, reflecting when the funds were launched over the past 20 years as well as developments over time in the municipal market, including new types of securities as well as investment strategies. The potential benefits to you as a fund shareholder of the New Investment Policies are:

•	Enhanced ability of the Affected Funds to generate attractive levels of tax-exempt income, while retaining the Affected Funds’ orientation on investment grade quality municipal securities;

•	Increased flexibility in diversifying portfolio risks and managing duration (the sensitivity of bond prices to interest rate changes) to pursue the preservation and possible growth of capital, which if successful will help to sustain and build common shareholder net asset value and asset coverage levels for preferred shares; and

•	Improved secondary market competitiveness which may benefit common shareholders through higher relative market price and/or stronger premium/discount performance.

In order to implement the New Investment Policies, each Affected Fund must make certain changes to its existing policies, including certain fundamental policies that require your vote of approval. In some cases, this may require your separate votes to approve the elimination of an existing fundamental investment policy as well as the implementation of a new replacement fundamental policy. Because each Affected Fund tends to be situated somewhat differently, the specific changes required to implement the New Investment Policies often vary from fund to fund.

(ii)	Approval of Fund Board Nominees (All Funds). Each year, you and other Fund shareholders must approve the election of Board members to serve on your Fund’s Board. This is a requirement for all funds that list their common shares on a stock exchange. The Funds described in this proxy statement are holding their annual shareholder meetings at which Board members will be elected. The list of specific nominees is contained in the enclosed proxy.

Your Fund’s Board of Trustees/Directors, including your Board’s independent members, unanimously recommends that you vote FOR each proposal.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders don’t cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

Q.	Why are shareholders of the Affected Funds being asked to approve the elimination of fundamental investment policies and to approve new fundamental investment policies?

A.	Eliminating the fundamental investment policies and adopting new fundamental investment policies would provide the Affected Funds with increased investment flexibility to rapidly respond to continuing developments in the municipal market and would enhance the portfolio managers’ ability to meet each Affected Fund’s investment objective. Additionally, the proposed changes will create consistent investment policies for all Nuveen Municipal bond funds and will help to promote operational efficiencies.

Q.	What happens if shareholders don’t approve the elimination of the fundamental investment policies and/or don’t approve the new fundamental investment policies?

A.	The approval of each new fundamental policy is contingent on the elimination of that Fund’s similar current fundamental policy, as indicated in the Proxy Statement. The elimination of each Affected Fund’s fundamental name test policy in 2a. is contingent on the approval of each Affected Fund’s new fundamental name test policy as shown in 2b. If the elimination of a fundamental investment policy is not approved by shareholders, that policy will remain in place. Your Fund’s Board urges you to vote without delay in order to avoid potential disruption to the Fund’s operations.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, your Fund proxy solicitor, at (866) 434-7510. Please have your proxy material available when you call.

Q.	How do I vote my shares?

A.	You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important and in the best interests of the Fund’s shareholders. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
Notice of Annual Meeting
of Shareholders
July 29, 2008

June   , 2008

Nuveen Municipal Value Fund, Inc. (NUV)
Nuveen Municipal Income Fund, Inc. (NMI)
Nuveen Premium Income Municipal Fund, Inc. (NPI)
Nuveen Performance Plus Municipal Fund, Inc. (NPP)
Nuveen Municipal Advantage Fund, Inc. (NMA)
Nuveen Municipal Market Opportunity Fund, Inc. (NMO)
Nuveen Investment Quality Municipal Fund, Inc. (NQM)
Nuveen Select Quality Municipal Fund, Inc. (NQS)
Nuveen Quality Income Municipal Fund, Inc. (NQU)
Nuveen Premier Municipal Income Fund, Inc. (NPF)
Nuveen Premium Income Municipal Fund 2, Inc. (NPM)
Nuveen Premium Income Municipal Fund 4, Inc. (NPT)
Nuveen Dividend Advantage Municipal Fund (NAD)
Nuveen Dividend Advantage Municipal Fund 2 (NXZ)
Nuveen Dividend Advantage Municipal Fund 3 (NZF)
Nuveen Municipal High Income Opportunity Fund (NMZ)
Nuveen Municipal High Income Opportunity Fund 2 (NMD)
Nuveen Select Maturities Municipal Fund (NIM)
Nuveen Select Tax-Free Income Portfolio (NXP)
Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
Nuveen Select Tax-Free Income Portfolio 3 (NXR)
Nuveen California Select Tax-Free Income Portfolio (NXC)
Nuveen New York Select Tax-Free Income Portfolio (NXN)

To the Shareholders of the Above Funds:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Nuveen Municipal Value Fund, Inc. (“Municipal Value”), Nuveen Municipal Income Fund, Inc. (“Municipal Income”), Nuveen Premium Income Municipal Fund, Inc. (“Premium Income”), Nuveen Performance Plus Municipal Fund, Inc. (“Performance Plus”), Nuveen Municipal Advantage Fund, Inc. (“Municipal Advantage”), Nuveen Municipal Market Opportunity Fund, Inc. (“Municipal Market Opportunity”), Nuveen Investment Quality Municipal Fund, Inc. (“Investment Quality”), Nuveen Select Quality Municipal Fund, Inc. (“Select Quality”), Nuveen Quality Income Municipal Fund, Inc. (“Quality Income”), Nuveen Premier Municipal Income Fund, Inc. (“Premier Municipal”), Nuveen Premium Income Municipal Fund 2, Inc. (“Premium Income 2”), Nuveen Premium Income Municipal Fund 4, Inc. (“Premium Income 4”), each a Minnesota corporation (collectively, the “Minnesota Corporations”), and Nuveen Dividend Advantage Municipal Fund (“Dividend Advantage”), Nuveen Dividend Advantage Municipal Fund 2 (“Dividend Advantage 2”), Nuveen Dividend Advantage Municipal Fund 3 (“Dividend Advantage 3”), Nuveen Municipal High Income Opportunity Fund (“Municipal High Income”), Nuveen Municipal High Income Opportunity Fund 2 (“Municipal High Income 2”), Nuveen Select Maturities Municipal Fund (“Select Maturities”), Nuveen Select Tax-Free Income Portfolio (“Select Portfolio”), Nuveen Select Tax-Free Income Portfolio 2 (“Select Portfolio 2”), Nuveen Select Tax-Free Income Portfolio 3 (“Select Portfolio 3”), Nuveen California Select Tax-Free Income Portfolio (“California Portfolio”) and Nuveen New York Select Tax-Free Income Portfolio (“New York Portfolio”), each a Massachusetts business trust (collectively, the “Massachusetts Business Trusts”) (the Massachusetts Business Trusts and Minnesota Corporations are each, a “Fund” and collectively, the “Funds”), will be held in the Assembly Room of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675, on Tuesday, July 29, 2008, at 10:30 a.m., Central time, for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting:

Matters to Be Voted on by Shareholders:

1.	To elect Members to the Board of Directors/Trustees (each a “Board” and each Director or Trustee a “Board Member”) of each Fund as outlined below:

a.	For each Minnesota corporation, except Municipal Value and Municipal Income, to elect nine (9) Board Members:

i)	seven (7) Board Members to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred Shares (“Preferred Shares”), voting together as a single class; and

ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

b.	For Municipal Value and Municipal Income, to elect four (4) Board Members.

c.	For each Massachusetts business trust, except Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Municipal High Income 2, to elect five (5) Board Members:

i)	three (3) Board Members to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class; and

ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

d.	For Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Municipal High Income 2, to elect four (4) Board Members.

2.	To approve the elimination of fundamental investment policies and to approve the adoption of new fundamental investment policies for each of Municipal Value, Municipal Income, Premium Income, Performance Plus, Municipal Advantage, Municipal Market Opportunity, Investment Quality, Select Quality, Quality Income, Premier Municipal, Premium Income 2, Premium Income 4, Dividend Advantage, Dividend Advantage 2, Dividend Advantage 3, Municipal High Income, Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, and New York Portfolio.

3.	To transact such other business as may properly come before the Annual Meeting.

Shareholders of record at the close of business on June 2, 2008 are entitled to notice of and to vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Annual Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy
Vice President and Secretary

333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
Joint Proxy Statement

June   , 2008

This Joint Proxy Statement is first being mailed to shareholders on or
about June   , 2008.

Nuveen Municipal Value Fund, Inc. (NUV)
Nuveen Municipal Income Fund, Inc. (NMI)
Nuveen Premium Income Municipal Fund, Inc. (NPI)
Nuveen Performance Plus Municipal Fund, Inc. (NPP)
Nuveen Municipal Advantage Fund, Inc. (NMA)
Nuveen Municipal Market Opportunity Fund, Inc. (NMO)
Nuveen Investment Quality Municipal Fund, Inc. (NQM)
Nuveen Select Quality Municipal Fund, Inc. (NQS)
Nuveen Quality Income Municipal Fund, Inc. (NQU)
Nuveen Premier Municipal Income Fund, Inc. (NPF)
Nuveen Premium Income Municipal Fund 2, Inc. (NPM)
Nuveen Premium Income Municipal Fund 4, Inc. (NPT)
Nuveen Dividend Advantage Municipal Fund (NAD)
Nuveen Dividend Advantage Municipal Fund 2 (NXZ)
Nuveen Dividend Advantage Municipal Fund 3 (NZF)
Nuveen Municipal High Income Opportunity Fund (NMZ)
Nuveen Municipal High Income Opportunity Fund 2 (NMD)
Nuveen Select Maturities Municipal Fund (NIM)
Nuveen Select Tax-Free Income Portfolio (NXP)
Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
Nuveen Select Tax-Free Income Portfolio 3 (NXR)
Nuveen California Select Tax-Free Income Portfolio (NXC)
Nuveen New York Select Tax-Free Income Portfolio (NXN)

General Information

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Trustees (each a “Board” and collectively, the “Boards,” and each Director or Trustee, a “Board Member” and collectively, the “Board Members”) of Nuveen Municipal Value Fund, Inc. (“Municipal Value”), Nuveen Municipal Income Fund, Inc. (“Municipal Income”), Nuveen Premium Income Municipal Fund, Inc. (“Premium Income”), Nuveen Performance Plus Municipal Fund, Inc. (“Performance Plus”), Nuveen Municipal Advantage Fund, Inc. (“Municipal Advantage”), Nuveen Municipal Market Opportunity Fund, Inc. (“Municipal Market Opportunity”), Nuveen Investment Quality Municipal Fund, Inc. (“Investment Quality”), Nuveen Select Quality Municipal Fund, Inc. (“Select Quality”), Nuveen Quality Income Municipal Fund, Inc. (“Quality Income”), Nuveen Premier Municipal Income Fund, Inc. (“Premier Municipal”), Nuveen Premium Income Municipal Fund 2, Inc. (“Premium Income 2”), Nuveen Premium Income Municipal Fund 4, Inc. (“Premium Income 4”), each a Minnesota corporation (collectively, the “Minnesota Corporations”), and Nuveen Dividend Advantage Municipal Fund (“Dividend Advantage”), Nuveen Dividend Advantage Municipal Fund 2 (“Dividend Advantage 2”), Nuveen Dividend Advantage Municipal Fund 3 (“Dividend Advantage 3”), Nuveen Municipal High Income Opportunity Fund (“Municipal High Income”), Nuveen Municipal High Income Opportunity Fund 2 (“Municipal High Income 2”), Nuveen Select Maturities Municipal Fund (“Select Maturities”), Nuveen Select Tax-Free Income Portfolio (“Select Portfolio”), Nuveen Select Tax-Free Income Portfolio 2 (“Select Portfolio 2”), Nuveen Select Tax-Free Income Portfolio 3 (“Select Portfolio 3”), Nuveen California Select Tax-Free Income Portfolio (“California Portfolio”) and Nuveen New York Select Tax-Free Income Portfolio (“New York Portfolio”), each a Massachusetts business trust (collectively, the “Massachusetts Business Trusts”) (the Massachusetts Business Trusts and Minnesota Corporations are each, a “Fund” and collectively, the “Funds”), of proxies to be voted at the Annual Meeting of Shareholders to be held in the Assembly Room of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675, on Tuesday, July 29, 2008, at 10:30 a.m., Central time (for each Fund, an “Annual Meeting” and collectively, the “Annual Meetings”), and at any and all adjournments thereof.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a proxy is returned and no choice is specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement and FOR the elimination of the fundamental investment policies and the adoption of new fundamental investment policies for each of Municipal Value, Municipal Income, Premium Income, Performance Plus, Municipal Advantage, Municipal Market Opportunity, Investment Quality, Select Quality, Quality Income, Premier Municipal, Premium Income 2, Premium Income 4, Dividend Advantage, Dividend Advantage 2, Dividend Advantage 3, Municipal High Income, Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, and New York Portfolio. Shareholders who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

Matter		Common Shares	Preferred Shares(1)

1a(i).	For each Minnesota Corporation (except Municipal Value and Municipal Income), election of seven (7) Board Members by all shareholders.	X	X

a(ii).	For each Minnesota Corporation (except Municipal Value and Municipal Income), election of two (2) Board Members by Preferred Shares only.		X

b.	Election of four (4) Board Members for Municipal Value and Municipal Income by all shareholders.	X	N/A

c(i).	For each Massachusetts Business Trust (except Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Municipal High Income 2), election of three (3) Board Members by all shareholders.	X	X

c(ii).	For each Massachusetts Business Trust (except Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Municipal High Income 2), election of two (2) Board Members by Preferred Shares only.		X

d.	Election of four (4) Board Members for Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Municipal High Income 2 by all shareholders.	X	N/A

2.	For Municipal Value, Municipal Income, Premium Income, Performance Plus, Municipal Advantage, Municipal Market Opportunity, Investment Quality, Select Quality, Quality Income, Premier Municipal, Premium Income 2, Premium Income 4, Dividend Advantage, Dividend Advantage 2, Dividend Advantage 3, Municipal High Income, Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio, to approve the elimination of fundamental investment policies and to approve the adoption of new fundamental investment policies.	X	X

(1)	Municipal Auction Rate Cumulative Preferred Shares (“MuniPreferred”) are referred to as “Preferred Shares.” Municipal Value, Municipal Income, Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio have not issued Preferred Shares.

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of Preferred Shares of each Fund (except

Municipal Value, Municipal Income, Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Municipal High Income 2), 33 1/3% of the Preferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal to elect nominees for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members. For purposes of determining the approval of the elimination of the fundamental investment policies and the approval of the adoption of the new fundamental investment policies for Municipal Value, Municipal Income, Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio, a change will only be consummated if approved by the affirmative vote of the holders of a majority of the outstanding shares of a Fund. For purposes of determining the approval of the elimination of the fundamental investment policies and the approval of the adoption of the new fundamental investment policies for Premium Income, Performance Plus, Municipal Advantage, Municipal Market Opportunity, Investment Quality, Select Quality, Quality Income, Premier Municipal, Premium Income 2, Premium Income 4, Dividend Advantage, Dividend Advantage 2, Dividend Advantage 3 and Municipal High Income, a change will only be consummated if approved by the affirmative vote of the holders of a majority of the outstanding shares of a Fund’s Common Shares and Preferred Shares, voting together as a single class, and of the Preferred Shares, voting as a separate class. For this purpose, a majority of the outstanding shares means, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (a) 67% or more of class/classes shares present at the Annual Meeting, if the holders of more than 50% of the outstanding voting securities of the class/classes are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of class/classes, whichever is less. For purposes of determining the approval of the elimination of the fundamental investment policies and the approval of the new fundamental investment policies, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Preferred Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Annual Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as “broker non-votes” may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all holders of Preferred Shares as a class who have voted on the proposal or in the same proportion as the votes cast by all holders of Preferred Shares of the Fund who have voted on that item. Rule 452 permits proportionate voting of Preferred Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and, for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

Those persons who were shareholders of record at the close of business on June 2, 2008 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. As of June 2, 2008, the shares of the Funds were issued and outstanding as follows:

Fund	Ticker Symbol*	Common Shares	Preferred Shares

Municipal Value	NUV	195,312,966	N/A

Municipal Income	NMI	8,125,815	N/A

Premium Income	NPI	63,785,430	Series M	3,800
			Series M2	2,000
			Series T	3,800
			Series W	3,800
			Series TH	3,800
			Series F	3,800

Performance Plus	NPP	59,914,073	Series M	4,000
			Series T	4,000
			Series W	4,000
			Series TH	3,160
			Series F	4,000

Municipal Advantage	NMA	43,214,524	Series M	3,000
			Series T	3,000
			Series W	3,000
			Series TH	2,320
			Series F	3,000

Municipal Market Opportunity	NMO	45,557,788	Series M	4,000
			Series T	4,000
			Series W	3,200
			Series F	4,000

Investment Quality	NQM	35,820,767	Series M	2,500
			Series T	2,500
			Series W	2,500
			Series TH	2,040
			Series F	2,500

Select Quality	NQS	34,015,420	Series M	2,000
			Series T	2,000
			Series W	2,800
			Series TH	1,560
			Series F	2,800

Quality Income	NQU	54,219,374	Series M	3,000
			Series T	3,000
			Series W	3,000
			Series W2	2,080
			Series TH	4,000
			Series F	3,000

Fund	Ticker Symbol*	Common Shares	Preferred Shares

Premier Municipal	NPF	19,904,218	Series M	1,000
			Series T	2,800
			Series TH	2,800

Premium Income 2	NPM	40,796,161	Series M	2,000
			Series T	3,000
			Series W	2,000
			Series TH	3,000
			Series F	2,000
			Series F2	1,880

Premium Income 4	NPT	43,236,703	Series M	2,200
			Series T	2,000
			Series T2	1,328
			Series W	1,680
			Series W2	520
			Series TH	2,680
			Series F	1,800
			Series F2	1,328

Dividend Advantage	NAD	39,287,298	Series M	4,000
			Series T	4,000
			Series TH	3,800

Dividend Advantage 2	NXZ	29,411,412	Series M	3,000
			Series T	3,000
			Series F	2,880

Dividend Advantage 3	NZF	40,378,174	Series W	4,160
			Series TH	4,160
			Series F	4,160

Municipal High Income	NMZ	23,863,607	Series M	3,000
			Series T	1,600
			Series W	1,600

Municipal High Income 2	NMD	15,808,473	N/A

Select Maturities	NIM	12,396,405	N/A

Select Portfolio	NXP	16,398,796	N/A

Select Portfolio 2	NXQ	17,610,026	N/A

Select Portfolio 3	NXR	12,966,228	N/A

California Portfolio	NXC	6,261,479	N/A

New York Portfolio	NXN	3,909,846	N/A

*	The Common Shares of all of the Funds are listed on the New York Stock Exchange, except NXZ, NZF, and NMZ, which are listed on the American Stock Exchange.

1.	Election of Board Members

Minnesota Corporations

At the Annual Meeting of each Minnesota Corporation, Board Members are to be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified. Under the terms of each Minnesota Corporation’s organizational documents (except Municipal Value and Municipal Income), under normal circumstances, holders of Preferred

Shares are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Pursuant to the organizational documents of Municipal Value and Municipal Income, each Board is divided into three classes, with each class being elected to serve until the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. For Municipal Income and Municipal Value, four (4) Board Members are nominated to be elected at this Annual Meeting.

a.	For each Minnesota Corporation, except Municipal Value and Municipal Income:

(i)	seven (7) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Member nominees Amboian and Toth and Board Members Bremner, Evans, Kundert, Stockdale and Stone are nominees for election by all shareholders.

(ii)	two (2) Board Members are to be elected by holders of Preferred Shares, each series voting together as a single class. Board Members Hunter and Schneider are nominees for election by holders of Preferred Shares.

b.	For Municipal Value and Municipal Income: The Board of Municipal Value has designated Board Member nominees Amboian and Toth and Board Member Kundert as Class II Board Members for a term expiring at the annual meeting of shareholders in 2011 and has re-designated Board Member Hunter as a Class I Board Member and as a nominee for Board Member for a term expiring at the annual meeting of shareholders in 2010 or until their successors have been duly elected and qualified. The remaining Board Members Bremner, Evans, Schneider, Stockdale and Stone are current and continuing Board Members. The Board of Municipal Value has designated Stockdale and Stone as continuing Class I Board Members for a term expiring in 2010 and has designated Board Members Bremner, Evans and Schneider as Class III Board Members for a term expiring in 2009.

The Board of Municipal Income has designated Board Member nominees Amboian and Toth and Board Member Kundert as Class I Board Members for a term expiring at the annual meeting of shareholders in 2011 and has re-designated Board Member Hunter as a Class III Board Member and as a nominee for Board Member for a term expiring at the annual meeting of shareholders in 2010 or until their successors have been duly elected and qualified. The remaining Board Members Bremner, Evans, Schneider, Stockdale and Stone are current and continuing Board Members. The Board of Municipal Income has designated Stockdale and Stone as continuing Class III Board Members for a term expiring in 2010 and has designated Board Members Bremner, Evans and Schneider as Class II Board Members for a term expiring in 2009.

Massachusetts Business Trusts

Pursuant to the organizational documents of each Massachusetts Business Trust, each Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding Common Shares and any outstanding Preferred Shares, voting together as a single class to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. For each Massachusetts Business Trust with outstanding Preferred Shares, under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members. The Board Members elected by holders of Preferred Shares will be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified.

c.	For each Massachusetts Business Trust, except Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Municipal High Income 2:

(i)	three (3) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Member nominees Amboian and Toth and Board Member Kundert have been designated as Class II Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2011 or until their successors have been duly elected and qualified. Board Members Bremner, Evans, Stockdale and Stone are current and continuing Board Members. Board Members Bremner and Evans have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2009 or until their successors have been duly elected and qualified. Board Members Stockdale and Stone have been designated as Class I Board Members for a term expiring at the annual meeting of shareholders in 2010 or until their successors have been duly elected and qualified.

(ii)	two (2) Board Members are to be elected by holders of Preferred Shares, each series voting together as a single class. Board Members Hunter and Schneider are nominees for election by holders of Preferred Shares for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

d.	For Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Municipal High Income 2: The Boards of Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Municipal High Income 2 have designated Amboian and Toth and Board Member Kundert as Class II Board Members for a term expiring at the annual meeting of shareholders in 2011 and has re-designated Board Member Hunter as a Class I Board Member and as a nominee for Board Member for a term expiring at the annual meeting of shareholders in 2010 or until their successors have been duly elected and qualified. The remaining Board Members Bremner, Evans, Schneider, Stockdale and Stone are current and continuing Board Members. Board Members Bremner, Evans and Schneider have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2009 or until their successors have been duly elected and qualified. Board Members Stockdale and Stone have been designated as Class I Board Members for a term expiring at the annual meeting of shareholders in 2010 or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund’s present Board.

For each Minnesota Corporation, except for Municipal Value and Municipal Income, all Board Member nominees, with the exception of Mr. Amboian and Mr. Toth, were last elected to each Fund’s Board at the annual meeting of shareholders held on July 31, 2007.

For Municipal Value, Board Members Stockdale and Stone were last elected as Class I Board Members at the annual meeting of shareholders held on July 31, 2007. Board Members Bremner, Evans and Schneider were last elected as Class III Board Members at the annual meeting of shareholders held on August 1, 2006. Board Members Hunter and Kundert were last elected as Class II Board Members at the annual meeting of shareholders held on July 26, 2005.

For Municipal Income, Board Members Stockdale and Stone were last elected as Class III Board Members at the annual meeting of shareholders held on July 31, 2007. Board Members Bremner, Evans and Schneider were last elected as Class II Board Members at the annual meeting of shareholders held on August 1, 2006. Board Members Hunter and Kundert were last elected as Class I Board Members at the annual meeting of shareholders held on July 26, 2005.

For each Massachusetts Business Trust, except Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio 3, New York Portfolio and Municipal High Income 2, Board Members Stockdale and Stone were last elected to each Fund’s Board as Class I Board Members and Schneider was last elected to each Fund’s Board at the annual meeting of shareholders held on July 31, 2007. Board Members Bremner, Evans, Hunter and Kundert were last elected at the annual meeting of shareholders held on August 1, 2006.

For Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio, Board Members Stockdale and Stone were last elected as Class I Board Members to each Fund’s Board at the annual meeting of shareholders held on July 31, 2007. Board Members Bremner, Evans, Hunter, Kundert and Schneider were last elected at the annual meeting of shareholders held on August 1, 2006.

For Municipal High Income 2, Board Member nominees Bremner, Evans, Hunter, Kundert, Schneider, Stockdale and Stone were elected by the initial shareholder of the Fund, Nuveen Asset Management (the “Adviser” or “NAM”), on November 13, 2007.

For all Funds, Mr. Amboian and Mr. Toth were appointed in April 2008 to each Fund’s Board, effective June 30, 2008. Mr. Amboian and Mr. Toth are presented in this Joint Proxy Statement as nominees for election by shareholders and were recommended for election to the nominating and governance committee of each Fund’s Board by NAM. Timothy R. Schwertfeger is not standing for re-election by shareholders at the Annual Meeting and is expected to resign from the Board on June 30, 2008.

Other than Mr. Amboian, all Board Member nominees are not “interested persons” as defined in the 1940 Act, of the Funds or of the Adviser and have never been an employee or director of Nuveen Investments, Inc. (“Nuveen”), the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The Board unanimously recommends that shareholders vote FOR the election of the nominees named below.

Board Nominees/Board Members

				Number of
				Portfolios
				in Fund	Other
				Complex	Director-
		Term of Office		Overseen	ships Held
Name, Address	Position(s)	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Held with Fund	of Time Served[1]	During Past 5 Years	Member	Member

Nominees/Board Members who are not interested persons of the Funds

Robert P. Bremner c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Board Member; Lead Independent Director	Term: Annual or Class III Board Member until 2009[2] Length of Service: Since 1996; Lead Independent Director Since 2005	Private Investor and Management Consultant.	185	N/A

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Board Member	Term: Annual or Class III Board Member until 2009[2] Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Adjunct Faculty Member, University of Iowa; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	185	See Principal Occupation Description

William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Board Member	Term: Annual or Class II Board Member until 2010[2] Length of Service: Since 2004	Dean, Tippie College of Business, University of Iowa (since July 2006); Director, Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation, a publicly held company; formerly, (2003-2006), Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut; formerly, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995 — 2003); formerly, Director, SS&C Technologies, Inc. (May 2005-October 2005).	185	See Principal Occupation Description

David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Board Member	Term: Annual or Class II Board Member until 2011[2] Length of Service: Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors, Milwaukee Repertory Theater.	183	See Principal Occupation Description

William J. Schneider c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Board Member	Term: Annual or Class III Board Member until 2009[2] Length of Service: Since 1996	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	185	See Principal Occupation Description

Number of
Portfolios
				in Fund	Other
				Complex	Director-
		Term of Office		Overseen	ships Held
Name, Address	Position(s)	and Length	Principal Occupation(s)	by Board	by Board
and Birth Date	Held with Fund	of Time Served[1]	During Past 5 Years	Member	Member

Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Board Member	Term: Annual or Class I Board Member until 2010[2] Length of Service: Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	185	N/A

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Board Member	Term: Annual or Class I Board Member until 2010[2] Length of Service: Since 2007	Director, Chicago Board Options Exchange (since 2006); Chair, New York Racing Association Oversight Board (since 2005); Commissioner, NYSE Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	185	See Principal Occupation Description

Terence J. Toth c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Board Member Nominee	Term: Annual or Class II Board Member until 2011[2] Length of Service: Standing for Initial Election	Private Investor (since 2007); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	23[3]	See Principal Occupation Description

Nominee/Board Member who is an interested persons of the Funds

John P. Amboian[4] 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Board Member Nominee	Term: Annual or Class II Board Member until 2011[2] Length of Service: Standing for Initial Election	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Rittenhouse Asset Management, Nuveen Investments Advisers, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.[5]	23[3]	See Principal Occupation Description

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.

(2)	For Municipal Value, Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Municipal High Income 2, Board Member Hunter, if elected, will serve as a Class I Board Member with a term until 2010. For Municipal Income, Board Member nominees Amboian and Toth and Board Member Kundert, if elected, will serve as Class I Board Members with a term until 2011. Board Member Hunter, if elected, will serve as a Class III Board member with a term until 2010. Board Members Stockdale and Stone are continuing Class III Board Members with terms until 2010 and Board Members Bremner, Evans and Schneider are continuing Class II Board Members with terms expiring in 2009.

(3)	Mr. Amboian and Mr. Toth are standing for election as a Board Member to 23 Funds holding their Annual Meeting on July 29, 2008. In addition, Mr. Amboian and Mr. Toth have been appointed as a Board Member to an additional 161 Funds in the Nuveen complex, which appointment will become effective on July 1, 2008.

(4)	“Interested person” as defined in the 1940 Act, by reason of being an officer and director of each Fund’s adviser.

(5)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were merged into Nuveen Asset Management, effective January 1, 2005.

The dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2007 is set forth in Appendix A. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2007 is set forth in Appendix A. On December 31, 2007, Board Members and executive officers as a group beneficially owned approximately 1,700,000 shares of all funds managed by NAM (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan). Each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each Fund. [As of the Record Date, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. As of June 2, 2008, no shareholder beneficially owned more than 5% of any class of shares of any Fund.]

As a result of the transaction on November 13, 2007 in which Windy City Investments, Inc. (“Windy City”) acquired Nuveen, Mr. Amboian’s outstanding options to acquire shares of Nuveen common stock under various Nuveen stock option plans were cashed out and his outstanding shares of restricted stock (and deferred restricted stock) granted under Nuveen’s equity incentive plans became fully vested and were converted into the right to receive a cash payment. In connection with the transaction, Mr. Amboian paid $30 million to acquire interests in Windy City Investments Holdings, L.L.C., the parent company of Windy City.

Compensation

Prior to January 1, 2008, for all Nuveen funds, Independent Board Members received a $95,000 annual retainer plus (a) a fee of $3,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,000 per meeting for attendance in person or by telephone where in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,500 per meeting for attendance in person or by telephone at an audit committee meeting; (d) a fee of $1,500 per meeting for attendance in person or by telephone at a regularly scheduled compliance, risk management and regulatory oversight committee meeting; (e) a fee of $1,500 per meeting for attendance in person at a non-regularly scheduled compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required, except that the chairperson of the compliance, risk management and regulatory oversight committee may at any time designate a non-regularly scheduled meeting of the committee as an in-person meeting for the purposes of fees to be paid; (f) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (g) a fee of $500 per meeting for attendance in person at all other committee meetings (including shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Lead Independent Director received $25,000, the chairpersons of the audit committee and the compliance, risk management and regulatory oversight committee received $7,500 and the chairperson of the nominating and governance committee received $5,000 as additional retainers to the annual retainer paid to such individuals. Independent Board Members also received a fee of $2,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committee, however, in general such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses were allocated among the funds managed by the Adviser, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser serves without any compensation from the Funds.

Effective January 1, 2008, for all funds in the Nuveen complex, Independent Board Members receive a $100,000 annual retainer plus (a) a fee of $3,250 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,500 per meeting for attendance in person where such in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,000 per meeting for attendance in person or $1,500 per meeting for by telephone at an audit committee meeting; (d) a fee of $2,000 per meeting for attendance at a regularly scheduled compliance, risk management and regulatory oversight committee meeting for regular quarterly meetings and $1,000 per meeting for attendance of other, non-quarterly meetings; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings, $1,000 for attendance at shareholder meetings, on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Independent Chairman receives $50,000 and the Lead Independent Director, if any, receives $35,000, the chairpersons of the audit committee and the compliance, risk management and regulatory oversight committee receive $7,500 and the chairperson of the nominating and governance committee receives $5,000 as additional retainers to the annual retainer paid to such individuals. Independent Board Members also receive a fee of $2,500 per day for site visits to entities that provide services to the Nuveen funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committee, however, in general such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser serves without any compensation from the Funds.

The boards of certain Nuveen funds (the “Participating Funds”) established a Deferred Compensation Plan for Independent Board Members (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds.

The table below shows, for each Independent Board Member, the aggregate compensation (i) paid by each Fund to each Board Member for its last fiscal year and (ii) paid (including deferred fees) for service on the boards of the Nuveen open-end and closed-end funds managed by the Adviser for the last fiscal year.

Aggregate Compensation from the Funds(2)

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carol E.	Terence J.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Toth(1)

Municipal Value	$5,476	$5,187	$4,225	$4,464	$5,268	$4,411	$3,098	$0
Municipal Income	241	228	179	204	220	191	137	0
Premium Income	4,063	3,848	3,135	3,312	3,908	3,272	2,298	0
Performance Plus	3,848	3,645	2,969	3,137	3,701	3,099	2,177	0
Municipal Advantage	2,817	2,669	2,174	2,297	2,710	2,269	1,594	0
Municipal Market Opportunity	2,922	2,768	2,255	2,382	2,811	2,353	1,653	0
Investment Quality	2,327	2,204	1,795	1,897	2,238	1,874	1,315	0
Select Quality	2,191	2,075	1,690	1,786	2,107	1,764	1,240	0
Quality Income	3,492	3,307	2,694	2,846	3,358	2,812	1,976	0
Premier Municipal	1,281	1,214	989	1,044	1,233	1,032	725	0
Premium Income 2	2,652	2,512	2,046	2,162	2,552	2,136	1,499	0
Premium Income 4	2,516	2,384	1,942	2,052	2,421	2,027	1,424	0
Dividend Advantage	2,445	2,316	1,886	1,993	2,352	1,969	1,383	0
Dividend Advantage 2	1,877	1,778	1,448	1,530	1,805	1,512	1,064	0
Dividend Advantage 3	2,539	2,405	1,959	2,070	2,442	2,045	1,437	0
Municipal High Income	1,436	1,361	1,108	1,171	1,382	1,157	814	0
Municipal High Income 2	—	—	—	—	—	—	—	0
Select Maturities	356	329	265	313	325	288	269	0
Select Portfolio	662	602	437	467	515	512	510	0
Select Portfolio 2	704	641	465	497	548	545	543	0
Select Portfolio 3	513	467	339	362	399	397	396	0
California Portfolio	252	229	166	178	196	195	194	0
New York Portfolio	153	139	101	108	119	118	118	0
Total Compensation from Nuveen Funds Paid to Board Members/Nominees	211,021	197,515	141,321	153,806	166,518	170,565	164,000	0

(1) In April 2008, Mr. Toth was appointed to each Fund’s Board effective June 30, 2008.

(2)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen funds) payable are:

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carol E.	Terence J.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Toth

Municipal Value	$854	$1,334	$4,225	$4,464	$5,268	$2,233	$0	$0
Municipal Income	—	—	—	—	—	—	0	0
Premium Income	633	990	3,135	3,312	3,908	1,657	0	0
Performance Plus	600	937	2,969	3,137	3,701	1,569	0	0
Municipal Advantage	439	686	2,174	2,297	2,710	1,149	0	0
Municipal Market Opportunity	455	712	2,255	2,382	2,811	1,192	0	0
Investment Quality	363	567	1,795	1,897	2,238	949	0	0
Select Quality	341	533	1,690	1,786	2,107	893	0	0
Quality Income	544	850	2,694	2,846	3,358	1,424	0	0
Premier Municipal Income	200	312	989	1,044	1,233	523	0	0
Premium Income 2	413	646	2,046	2,162	2,552	1,082	0	0
Premium Income 4	392	613	1,942	2,052	2,421	1,026	0	0
Dividend Advantage	381	595	1,886	1,993	2,352	997	0	0
Dividend Advantage 2	293	457	1,448	1,530	1,805	765	0	0
Dividend Advantage 3	396	618	1,959	2,070	2,442	1,036	0	0
Municipal High Income Opportunity	224	350	1,108	1,171	1,382	586	0	0
Municipal High Income Opportunity 2	—	—	—	—	—	—	0	0
Select Maturities	—	—	—	—	—	—	0	0
Select Tax-Free Income Portfolio	86	133	437	467	515	211	0	0
Select Tax-Free Income Portfolio 2	92	141	465	497	548	224	0	0
Select Tax-Free Income Portfolio 3	67	103	339	362	399	163	0	0
California Select Tax-Free Income Portfolio	33	51	166	178	196	80	0	0
New York Select Tax-Free Income Portfolio	20	31	101	108	119	49	0	0

Committees

The Board of each Fund has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee.

Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as current members of the executive committee of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, is limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) and (ii) matters of an administrative or ministerial nature. The number of executive committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Jack B. Evans, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, are current members of the dividend committee of each Fund. The dividend committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The number of dividend committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

William C. Hunter, William J. Schneider, Chair, Judith M. Stockdale and Carole E. Stone are current members of the compliance, risk management and regulatory oversight committee of each Fund. The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Funds which are not otherwise the jurisdiction of the other Board committees. The number of compliance, risk management and regulatory oversight committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Each Fund’s Board has an audit committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the New York Stock Exchange and American Stock Exchange, as applicable. Robert P. Bremner, Jack B. Evans, Chair, David J. Kundert and William J. Schneider are current members of the audit committee of each Fund. The audit committee is responsible for the oversight and monitoring of (1) the accounting and reporting policies, procedures and practices and the audit of the financial statements of the Funds (2) the quality and integrity of the financial statements of the Funds and (3) the independent registered public accounting firm’s qualifications, performance and independence. The audit committee reviews the work and any recommendations of the Funds’ independent registered public accounting firm. Based on such review, it is authorized to make recommendations to the Board. The audit committee is also responsible for the oversight of the Pricing Procedures of the Funds and the internal Valuation Group. The Boards have adopted a written Audit Committee Charter that conforms to the listing standards of the New York Stock Exchange and American Stock Exchange. A copy of the Audit Committee Charter is attached to the proxy statement as Appendix C. The number of audit committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Each Fund has a nominating and governance committee that is composed entirely of Independent Board Members who are also “independent” as defined by New York Stock

Exchange or American Stock Exchange listing standards, as applicable. Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale and Carole E. Stone are current members of the nominating and governance committee of each Fund. The purpose of the nominating and governance committee is to seek, identify and recommend to the Board qualified candidates for election or appointment to each Fund’s Board. In addition, the committee oversees matters of corporate governance, including the evaluation of Board performance and processes, and assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable. The committee operates under a written charter adopted and approved by the Boards of each Fund, a copy of which is available on the Funds’ website at www.nuveen.com/etf/products/fundGovernance.aspx. The number of nominating and governance committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

The nominating and governance committee looks to many sources for recommendations of qualified candidates, including current Board Members, employees of the Adviser, current shareholders of the Funds, third party sources and any other persons or entities that may be deemed necessary or desirable by the committee. Shareholders of the Funds who wish to nominate a candidate to their Fund’s Board should mail information to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. This information must include evidence of Fund ownership of the person or entity recommending the candidate, a full listing of the proposed candidate’s education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is an “interested person” (as such term is defined in the 1940 Act) in relation to the Fund and such other information that would be helpful to the nominating and governance committee in evaluating the candidate. All satisfactorily completed information regarding candidates will be forwarded to the chairman of the nominating and governance committee and the outside counsel to the Independent Board Members. Recommendations for candidates to the Board will be evaluated in light of whether the number of Board members is expected to change and whether the Board expects any vacancies. All nominations from Fund shareholders will be acknowledged, although there may be times when the committee is not actively recruiting new Board members. In those circumstances nominations will be kept on file until active recruitment is under way.

The nominating and governance committee sets appropriate standards and requirements for nominations to the Board. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Board Member candidate, independence from the Adviser or other service providers. These experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills and experience, in the aggregate. All candidates must meet high expectations of personal integrity, governance experience and professional competence that are assessed on the basis of personal interviews, recommendations, or direct knowledge by committee members. The committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. There is no difference in the manner in which the nominating and governance committee evaluates candidates when the candidate is submitted by a shareholder. The nominating and governance committee reserves the right to make the final selection regarding the nomination of any prospective Board member.

Effective July 1, 2008, Mr. Schwertfeger will no longer serve as a member on any of the committees. Effective July 1, 2008, Mr. Kundert will serve as the chair of the executive committee of each Fund. Mr. Toth will serve as a member of the dividend and the nominating and governance committees of each Fund and Mr. Amboian will serve as a member of the executive committee of each Fund.

The Independent Board Members of each Fund have appointed Robert P. Bremner as their Lead Independent Director. The role of the Lead Independent Director is one of coordination and assuring the appropriate, effective and efficient functioning of the Board and the Board processes. Specific responsibilities may include organizing and leading Independent Board Member sessions, facilitating and ensuring an appropriate level of communication among the Independent Board Members, leading the assessment of the Board’s effectiveness, and working with the Adviser’s staff and outside counsel on board meeting agendas, board material and workshops for Independent Board Members to ensure that the priorities of the Independent Board Members are addressed. Effective June 30, 2008, Mr. Bremner has been appointed Chairman of the Board and will no longer serve as the Lead Independent Director.

The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix B. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/etf/products/fundgovernance.aspx.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

				Number of
	Position(s)	Term of Office and		Portfolios in Fund
Name, Address	Held	Length of Time	Principal Occupation(s)	Complex Served by
and Birthdate	with Fund	Served(1)	During Past 5 Years	Officer

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President of Nuveen Investments, LLC; Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investment Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. and Symphony Asset Management LLC (since 2003); Assistant Secretary, Santa Barbara Asset Management LLC (since 2006); previously, Managing Director (from 2002-2004), General Counsel and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2); Chartered Financial Analyst.	185
Williams Adams IV 333 West Wacker Drive Chicago, IL 60606 (6/9/55)	Vice President	Term: Annual Length of Service: Since 2007	Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999), prior thereto, Managing Director of Structured Investments.	120
Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1/11/62)	Vice President	Term: Annual Length of Service: Since 2007	Managing Director, (since 2004), previously, Vice President (1993-2004) of Nuveen Investments LLC.	120

				Number of
	Position(s)	Term of Office and		Portfolios in Fund
Name, Address	Held	Length of Time	Principal Occupation(s)	Complex Served by
and Birthdate	with Fund	Served(1)	During Past 5 Years	Officer

Michael T. Atkinson 333 West Wacker Drive Chicago, IL 60606 (2/3/66)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2002	Vice President (since 2002), formerly Assistant Vice President, formerly, Associate of Nuveen Investments, LLC.	185
Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term: Annual Length of Service: Since 1993	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 1998), formerly, Funds Controller of Nuveen Investments, Inc.; Certified Public Accountant.	185
Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) formerly, Vice President (2006-2008), formerly, Assistant Vice President and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management; formerly, Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006).	185
David J. Lamb 333 West Wacker Drive Chicago, IL 60606 (3/22/63)	Vice President	Term: Annual Length of Service: Since 2000	Vice President of Nuveen Investments, LLC (since 2000); Certified Public Accountant.	185
Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term: Annual Length of Service: Since 2002	Vice President of Nuveen Investments, LLC (since 1999).	185

Number of
	Position(s)	Term of Office and		Portfolios in Fund
Name, Address	Held	Length of Time	Principal Occupation(s)	Complex Served by
and Birthdate	with Fund	Served(1)	During Past 5 Years	Officer

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President, Assistant General Counsel and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002); and Symphony Asset Management LLC (since 2003); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(2)	185

				Number of
	Position(s)	Term of Office and		Portfolios in Fund
Name, Address	Held	Length of Time	Principal Occupation(s)	Complex Served by
and Birthdate	with Fund	Served(1)	During Past 5 Years	Officer

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director (since 2008), Vice President (since 2007), Nuveen Investments, LLC; Managing Director (since 2008), Vice President and Assistant Secretary, (since 2007) Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc.; Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	185
John V. Miller 333 West Wacker Drive Chicago, IL 60606 (4/10/67)	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst	185

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, IL 60606 (8/1/71)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2008)	185
James F. Ruane 333 West Wacker Drive Chicago, IL 60606 (7/3/62)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (since 2005), formerly, senior tax manager (since 2002).	185

Number of
	Position(s)	Term of Office and		Portfolios in Fund
Name, Address	Held	Length of Time	Principal Occupation(s)	Complex Served by
and Birthdate	with Fund	Served(1)	During Past 5 Years	Officer

Mark Winget 333 West Wacker Drive Chicago, IL 60606 (12/21/68)	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	185

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.

(2)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

2.	Approval of the Elimination of Fundamental Investment Policies and Approval of New Fundamental Policies for Municipal Value, Municipal Income, Premium Income, Performance Plus, Municipal Advantage, Municipal Market Opportunity, Investment Quality, Select Quality, Quality Income, Premier Municipal, Premium Income 2, Premium Income 4, Dividend Advantage, Dividend Advantage 2, Dividend Advantage 3, Municipal High Income, Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio

Municipal Value, Municipal Income, Premium Income, Performance Plus, Municipal Advantage, Municipal Market Opportunity, Investment Quality, Select Quality, Quality Income, Premier Municipal, Premium Income 2, Premium Income 4, Dividend Advantage, Dividend Advantage 2, Dividend Advantage 3, Municipal High Income, Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio (the “Affected Funds”) have adopted certain fundamental investment policies relating to (i) investments in municipal securities and below investment grade securities, (ii) investments in other investment companies and (iii) investments in derivatives, as described below (together, the “Current Fundamental Policies,” and each, a “Current Fundamental Policy”), that can only be changed by shareholder vote. The Current Fundamental Policies adopted by the Affected Funds reflected industry and other market conditions present at the time of the inception of each Fund.

Nuveen’s municipal closed-end funds are seeking to adopt a uniform, “up to date” set of investment policies (the “New Investment Policies”). In general, the funds currently have a somewhat diverse set of policies, reflecting when the funds were launched over the past 20 years as well as developments over time in the municipal market, including new types of securities as well as investment strategies. The potential benefits to you as a fund shareholder of the New Investment Policies are:

- Enhanced ability of the Affected Funds to generate attractive levels of tax-exempt income, while retaining the Affected Funds’ orientation on investment grade quality municipal securities;

- Increased flexibility in diversifying portfolio risks and managing duration (the sensitivity of bond prices to interest rate changes) to pursue the preservation and possible growth of capital, which if successful will help to sustain and build common shareholder net asset value and asset coverage levels for preferred shares; and

- Improved secondary market competitiveness which may benefit common shareholders through higher relative market price and/or stronger premium/discount performance.

In order to implement the New Investment Policies, each Affected Fund must make certain changes to its existing policies, including certain fundamental policies that require your vote of approval. In some cases, this may require your separate votes to approve the elimination of a Current Fundamental Policy as well as the implementation of a new, replacement fundamental policy (together, the “New Fundamental Policies” and each, a “New Fundamental Policy”). Because each Affected Fund tends to be situated somewhat differently, the specific changes required to implement the New Investment Policies often vary from fund to fund.

The primary purposes of these changes are to provide the Affected Funds with increased investment flexibility and to create consistent investment policies for all Nuveen municipal bond funds to promote operational efficiencies. Implementation of the New Fundamental Policies is contingent on shareholder approval of the elimination of the Current Fundamental Policies.

The Board has unanimously approved, and unanimously recommends the approval by shareholders of each Affected Fund, the elimination of the Current Fundamental Policies of the Affected Funds. In connection with eliminating the Current Fundamental Policies, the Board unanimously approved, and unanimously recommends the approval by shareholders of each Affected Fund, the New Fundamental Policies, described below. In addition, the Board has approved certain new non-fundamental policies, described below (the “New Non-Fundamental Policies”).

(a)	Elimination of Fundamental Policies Relating to Investments in Municipal Securities and Below Investment Grade Securities

The Current Fundamental Policies with respect to each Affected Fund’s investments in municipal securities and the ability to invest in below investment grade securities that are proposed to be eliminated are as follows:

Municipal Value

(1) The Fund will, as a fundamental policy, invest 100% of its net assets in tax-exempt Municipal Obligations, of which 80% will be Municipal Obligations rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”).

(2) The Fund may invest up to 20% of its net assets in unrated Municipal Obligations or in Municipal Obligations rated lower than the four highest grades, but no more than half of this amount (10% of the Fund’s net assets) will be invested in such lower rated Municipal Obligations. The Fund will only invest in unrated Municipal Obligations which, in the opinion of the Adviser, have credit characteristics equivalent to Obligations rated Baa or BB or better. The Fund will not invest in any rated Municipal Obligations that are rated lower than Ba by Moody’s or BB by S&P at the time of purchase.

Municipal Income

(1) Except during temporary defensive periods, the Fund will, as a fundamental policy, invest 100% of its net assets in tax-exempt Municipal Obligations, of which 75% will be Municipal Obligations rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”), or unrated Municipal Obligations which, in the opinion of the Adviser, have credit characteristics equivalent to, and will be comparable quality to, Obligations rated within the four highest grades by Moody’s or S&P, provided that the Fund may not invest more than 10% of its net assets in such unrated Municipal Obligations.

(2) The Fund may invest up to 25% of its net assets in Municipal Obligations rated Ba or B by Moody’s or BB or B by S&P at the time of purchase, or in unrated Municipal Obligations that, in the Adviser’s opinion, have credit characteristics equivalent to Obligations so rated, provided that no more than 10% of the Fund’s net assets may be invested in Municipal Obligations rated B by Moody’s or B by S&P, or their unrated equivalents. The Fund will not invest in Municipal Obligations that are not rated at least B by either Moody’s or S&P.

Premium Income, Performance Plus, Municipal Advantage, Municipal Market Opportunity, Investment Quality, Select Quality, Quality Income, Premier Municipal, Premium Income 2 and Premium Income 4

(1) Except to the extent that the Fund buys temporary investments, the Fund will, as a fundamental policy, invest substantially all of its assets (more than 80%) in tax-exempt municipal bonds that are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody’s or Standard & Poor’s, except that the Fund may invest up to 20% of its assets in unrated municipal bonds which, in Nuveen Advisory’s opinion, have credit characteristics equivalent to, and are of comparable quality to, municipal bonds so rated.

Dividend Advantage

(1) The Fund will invest its net assets in a diversified portfolio of municipal bonds that are exempt from regular Federal income tax. Under normal market conditions, and except for the temporary investments described below, the Fund expects to be fully invested (at least 95% of its assets) in such tax-exempt municipal bonds.

(2) The Fund will invest at least 80% of its net assets in investment grade quality municipal bonds rated as such at the time of investment. Investment grade quality means that such bonds are rated within the four highest grades (Baa or BBB or better) by Moody’s, S&P or Fitch or are unrated but judged to be of comparable quality by Nuveen Advisory.

(3) The Fund may invest up to 20% of its net assets in municipal bonds that are, at the time of investment, rated Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by Nuveen Advisory.

Dividend Advantage 2 and Dividend Advantage 3

(1) Under normal market conditions, the Fund will invest its net assets in a portfolio of municipal bonds that are exempt from regular federal income taxes. Under normal market conditions, the Fund expects to be fully invested (at least 95% of its assets) in such tax-exempt municipal bonds.

Municipal High Income

(1) Under normal circumstances, the Fund may not invest less than 80% of the Fund’s net assets (plus any borrowings for investment purposes) in investments the income from which is exempt from regular federal income tax.

Select Maturities

(1) Except to the extent the Fund invests in temporary investments, as described below, the Fund will invest all of its assets in tax-exempt Municipal Obligations with effective remaining maturities of fifteen years or less rated at the time of purchase within the four highest grades (Baa/BBB or higher) by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”), or in unrated Municipal Obligations which, in the opinion of the Adviser, have credit characteristics equivalent to, and will be of comparable quality to, Municipal Obligations rated within the four highest grades by Moody’s or S&P, provided that the Fund may not invest more than 20% of its assets in such unrated Municipal Obligations.

(2) The Fund will not invest in any rated Municipal Obligations that are rated lower than Baa by Moody’s or BBB by S&P at the time of purchase.

Select Portfolio, Select Portfolio 2 and Select Portfolio 3

(1) Except to the extent the Trust invests in temporary investments as described below, the Trust will, as a fundamental policy, invest substantially all (at least 80%) of its assets in tax-exempt Municipal Obligations rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”), or in unrated Municipal Obligations which, in the opinion of the Adviser, have credit characteristics equivalent to and will be of comparable quality to, Municipal Obligations rated within the four highest grades by Moody’s or S&P, provided that the Trust may not invest more than 20% of its assets in such unrated Municipal Obligations.

California Portfolio and New York Portfolio

(1) The Fund will seek to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of [California/New York] long-term investment grade municipal obligations which are judged by NIAC to represent the best long-term values among those municipal obligations that satisfy the Fund’s credit quality standards.

(2) The Fund will only purchase municipal obligation rated within the four highest grades (BBB or Baa or better as rated by S&P or Moody’s, respectively), except that up to 20% of the Fund’s assets may be invested in unrated municipal obligations which, in the judgment of NIAC, are of comparable quality to those so rated.

(3) It is currently anticipated that NIAC will emphasize investments in municipal obligations that (1) are rated within the three highest investment grades by Moody’s or S&P and (2) on average, may not be redeemed at the option of the issuer thereof for approximately seven to eight years from the date of purchase by the Insured Fund.

(b)	Approval of New Fundamental Policies Relating to Investments in Municipal Securities

The following New Fundamental Policies will replace each Affected Fund’s Current Fundamental Policy (1) referenced in 2(a) above. Implementation of the following New Fundamental Policy by each Affected Fund is contingent on shareholder approval of the elimination of each Affected Fund’s Current Fundamental Policy. The proposed New Fundamental Policy with respect to each Fund’s investments in municipal securities is as follows:

All Affected Funds except Select Maturities, California Portfolio and New York Portfolio

Under normal circumstances, the Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or any preferred shares outstanding (“Managed Assets”) in municipal securities and other related investments, the income from which is exempt from regular federal income tax.

Select Maturities

Under normal circumstances, the Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or any preferred shares outstanding (“Managed Assets”) in municipal securities and other related investments, the income from which is exempt from regular federal income tax. Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities with effective remaining maturities of fifteen years or less at the time of purchase.

California Portfolio

Under normal circumstances, the Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or any preferred shares outstanding (“Managed

Assets”) in municipal securities and other related investments, the income from which is exempt from regular federal and California income taxes.

New York Portfolio

Under normal circumstances, the Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or any preferred shares outstanding (“Managed Assets”) in municipal securities and other related investments, the income from which is exempt from regular federal and New York income taxes.

In addition, with respect to each Fund’s ability to invest in below investment grade securities, the Board has adopted New Non-Fundamental Policies to be implemented upon the elimination of the Current Fundamental Policies described in 2(a) above. The New Non-Fundamental Policies relating to investing in below investment grade securities are as follows:

All Affected Funds except Municipal High Income, Dividend Advantage 2 and Dividend Advantage 3

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization or are unrated but judged to be of comparable quality by the Fund’s investment adviser (“NAM”).

The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by NAM.

No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by NAM.

Related to these changes, the Board of each Affected Fund has also amended and standardized the description of “municipal securities” or “municipal obligations” that an Affected Fund may invest in to include various types of municipal securities. The new description, tailored as appropriate to each Affected Fund, generally provides:

The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal [and [Name of State]] income tax[es] (“Municipal Obligations”). Municipal Obligations are generally debt obligations issued [by state and local governmental entities and may be issued by U.S. territories] to finance or refinance public projects such as roads, schools, and water supply systems. Municipal Obligations may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal Obligations may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal Obligations may also be issued to finance projects on a short term interim basis, anticipating repayment with the proceeds on long term debt. Municipal Obligations may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Fund.

(c)	Elimination of the Fundamental Policy Relating to Investing in Other Investment Companies

The Current Fundamental Policies relating to investments in other investment companies that are proposed to be eliminated are as follows:

Municipal Value

The Fund may not invest in securities other than Municipal Obligations and temporary investments, as described in “Investment Objective and Policies — Portfolio Investments.”

Municipal Income

The Fund may not invest in securities other than Municipal Obligations and temporary investments, as those terms are defined herein.

Premium Income, Performance Plus, Municipal Advantage, Municipal Market Opportunity, Investment Quality, Select Quality, Quality Income, Premier Municipal, Premium Income 2 and Premium Income 4

The Fund may not invest in securities other than Municipal Obligations and temporary investments as described under “Investment Objectives and Policies — Portfolio Investments.”

Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio

The Fund may not invest in securities other than Municipal Obligations and temporary investments, as described in “Investment Objective and Policies.”

In addition, with respect to each Fund’s ability to invest in other investment companies, the Board has adopted a New Non-Fundamental Policy to be implemented upon the elimination of that Affected Fund’s Current Fundamental Policy relating to investments in other investment companies. The proposed New Non-Fundamental Policy relating to investments in other investment companies is as follows:

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (often referred to as “ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly.

(d)	Elimination of Fundamental Policies Relating to Derivatives, Short Sales and Commodities

The Current Fundamental Policies relating to derivatives, short sales and commodities that are proposed to be eliminated are as follows:

Municipal Value

(1) The Fund may not make short sales of securities or purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a standby commitment may be considered the purchase of a put, and except for transactions involving options within the limits described under “Certain Trading Strategies of the Fund — Financial Futures and Options Transactions.”

(2) The Fund may not purchase or sell commodities or commodities contracts, except for transactions involving futures contracts within the limits described under “Certain Trading Strategies of the Fund — Financial Futures and Options Transactions.”

Municipal Income

(1) The Fund may not make short sales of securities or purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a standby commitment may be considered the purchase of a put, and except for transactions involving options within the limits described herein.

(2) The Fund may not purchase or sell commodities or commodities contracts, except for transactions involving futures contracts within the limits described herein.

Premium Income

(1) The Fund may not make short sales of securities or purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except for transactions involving options within the limits described under “Certain Trading Strategies of the Fund — Financial Futures and Options Transactions.”

(2) The Fund may not purchase financial futures and options except within the limits described in “Certain Trading Strategies of the Fund — Financial Futures and Options Transactions.”

(3) The Fund may not purchase or sell commodities or commodities contracts, except for transactions involving futures contracts within the limits described under “Certain Trading Strategies of the Fund — Financial Futures and Options Transactions.”

Performance Plus, Municipal Advantage, Municipal Market Opportunity, Investment Quality, Select Quality, Quality Income, Premier Municipal, Premium Income 2 and Premium Income 4

(1) The Fund may not make short sales of securities or purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a standby commitment may be considered the purchase of a put, and except for transactions involving options within the limits described under “Certain Trading Strategies of the Fund — Financial Futures and Options Transactions.”

(2) The Fund may not purchase financial futures and options except within the limits described in “Certain Trading Strategies of the Fund — Financial Futures and Options Transactions.”

(3) The Fund may not purchase or sell commodities or commodities contracts, except for transactions involving futures contracts within the limits described under “Certain Trading Strategies of the Fund — Financial Futures and Options Transactions.”

Select Maturities

(1) The Fund may not make short sales of securities or purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put.

(2) The Fund may not purchase financial futures and options.

(3) The Fund may not purchase or sell commodities or commodity contracts.

Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio

(1) The Fund may not make short sales of securities or purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put.

(2) The Fund may not purchase or sell futures contracts or options on futures.

In connection with the elimination of the Current Fundamental Policies relating to derivatives and short sales; the Board has adopted the following New Non-Fundamental Policies for each of the above Affected Funds. The New Non-Fundamental Policies are contingent on shareholder approval of the elimination of that Affected Fund’s Current Fundamental

Policies with respect to derivatives and short sales. The New Non-Fundamental Polices are as follows:

(1) The Fund may invest in derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. NAM uses derivatives to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

(2) The Fund may not sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(3) The Fund may not enter in futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(e)	Approval of New Fundamental Policy Relating to Commodities

It is proposed that each of the Affected Funds referenced in 2(d) above adopt a New Fundamental Policy with respect to commodities. The adoption of the following New Fundamental Policy for each of those Affected Funds other than Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio is contingent on shareholder approval of the elimination of that Affected Fund’s Current Fundamental Policy with respect to commodities. The proposed New Fundamental Policy is as follows:

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities).

Board Recommendation

The Board believes that eliminating the Current Fundamental Policies and adopting the New Investment Policies gives the Adviser flexibility to rapidly respond to continuing developments in the municipal market and would enhance the portfolio managers’ ability to meet each Affected Fund’s investment objective. In addition, the Board believes that the proposed changes will create consistent investment policies for all Nuveen municipal bond funds and will help to promote operational efficiencies.

The Board of Trustees recommends that shareholders of each Affected Fund vote to approve the elimination of each Current Fundamental Policy and vote to approve each New Fundamental Policy.

Audit Committee Report

The audit committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, and (2) the quality and integrity of the Fund’s financial statements, and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The committee is currently composed of five Board Members and operates under a written charter adopted and approved by each Board, a copy of which is attached as Appendix C. Each committee member meets the independence and experience requirements, as applicable, of the New York Stock Exchange, American Stock Exchange, Section 10A of the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission.

The committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61 (Communication with Audit Committees), as amended by SAS No. 90 (Audit Committee Communications). Each Fund’s independent registered public accounting firm provided to the committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the committee, the committee has recommended that the Boards include the audited financial statements in each Fund’s Annual Report.

The current members of the committee are:
Robert P. Bremner
Jack B. Evans
David J. Kundert
William J. Schneider

Audit and Related Fees. The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered accounting firm for engagements directly related to the operations and financial reporting of each Fund, including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (‘‘Adviser Entities”).

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
					Adviser and				Adviser and				Adviser and
	Fund		Fund		Adviser Entities		Fund		Adviser Entities		Fund		Adviser Entities
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	2006	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006	2007

Municipal Value	$55,927	$55,196	$0	$0	$0	$0	$400	$500	$0	$0	$0	$0	$0	$0
Municipal Income	8,250	8,701	0	0	0	0	400	500	0	0	0	0	0	0
Premium Income	43,097	45,546	0	0	0	0	400	500	0	0	2,950	3,150	0	0
Performance Plus	41,290	43,427	0	0	0	0	400	500	0	0	2,950	3,150	0	0
Municipal Advantage	31,881	33,523	0	0	0	0	400	500	0	0	2,950	3,150	0	0
Municipal Market Opportunity	32,827	34,515	0	0	0	0	400	500	0	0	2,950	3,150	0	0
Investment Quality	27,370	28,799	0	0	0	0	400	500	0	0	2,950	3,150	0	0
Select Quality	26,123	27,449	0	0	0	0	400	500	0	0	2,950	3,150	0	0
Quality Income	38,044	39,998	0	0	0	0	400	500	0	0	2,950	3,150	0	0
Premier Municipal	17,717	18,733	0	0	0	0	400	500	0	0	2,950	3,150	0	0
Premium Income 2	30,277	31,970	0	0	0	0	400	500	0	0	2,950	3,150	0	0
Premium Income 4	29,007	30,631	0	0	0	0	400	500	0	0	2,950	3,150	0	0
Dividend Advantage	28,471	29,926	0	0	0	0	400	500	0	0	2,950	1,550	0	0
Dividend Advantage 2	23,216	24,449	0	0	0	0	400	500	0	0	2,950	1,150	0	0
Dividend Advantage 3	29,311	30,797	0	0	0	0	400	500	0	0	2,950	1,150	0	0
Municipal High Income	18,929	20,241	0	0	0	0	400	500	0	0	700	750	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. [Amounts reported for each respective Fund under the column heading “Adviser and Adviser Entities” represent amounts billed to the Adviser, by each Fund’s independent registered public accounting firm, exclusively for the preparation of the Fund’s tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds, these fees amounted to $ .]
(4)	“All Other Fees” are the aggregate fees billed for products and services for agreed-upon [procedures] engagements for the leveraged Funds.

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
					Adviser and				Adviser and				Adviser and
	Fund		Fund		Adviser Entities		Fund		Adviser Entities		Fund		Adviser Entities
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	2007	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007	2008

Select Maturities	$9,674	$11,018	$0	$0	$0	$0	$0	$500	$0	$0	$0	$0	$0	$0
Select Portfolio	12,684	14,420	0	0	0	0	0	500	0	0	0	0	0	0
Select Portfolio 2	13,103	14,860	0	0	0	0	0	500	0	0	0	0	0	0
Select Portfolio 3	11,265	12,810	0	0	0	0	0	500	0	0	0	0	0	0
California Portfolio	8,778	9,948	0	0	0	0	0	500	0	0	0	0	0	0
New York Portfolio	7,825	8,881	0	0	0	0	0	500	0	0	0	0	0	0
Municipal High Income 2

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. [Amounts reported for each respective Fund under the column heading “Adviser and Adviser Entities” represent amounts billed to the Adviser, by each Fund’s independent registered accounting firm, exclusively for the preparation of the Fund’s tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds, these fees amounted to $ .]
(4)	“All Other Fees” are the aggregate fees billed for products and services for agreed-upon [procedures] engagements for the leveraged Funds.

Non-Audit Fees. The following tables provide the aggregate non-audit fees billed by each Fund’s independent registered accounting firm for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund’s last two fiscal years.

			Total Non-Audit Fees Billed to
			Advisers and Adviser Entities
			(Engagements Related		Total Non-Audit Fees Billed to
	Total Non-Audit		Directly to the Operations and		Advisers and Adviser Entities
	Fees Billed to Fund		Financial Reporting of Fund)		(All Other Engagements)		Total
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Fund	Ended 2006	Ended 2007	Ended 2006	Ended 2007	Ended 2006	Ended 2007	Ended 2006	Ended 2007

Municipal Value Fund	$400	$500	$0	$0	$0	$0	$400	$500
Municipal Income Fund	400	500	0	0	0	0	400	500
Premium Income Fund	3,350	3,650	0	0	0	0	3,350	3,650
Performance Plus Fund	3,350	3,650	0	0	0	0	3,350	3,650
Municipal Advantage Fund	3,350	3,650	0	0	0	0	3,350	3,650
Municipal Market Opportunity Fund	3,350	3,650	0	0	0	0	3,350	3,650
Investment Quality Fund	3,350	3,650	0	0	0	0	3,350	3,650
Select Quality Fund	3,350	3,650	0	0	0	0	3,350	3,650
Quality Income Fund	3,350	3,650	0	0	0	0	3,350	3,650
Premier Municipal Income Fund	3,350	3,650	0	0	0	0	3,350	3,650
Premium Income Fund 2	3,350	3,650	0	0	0	0	3,350	3,650
Premium Income Fund 4	3,350	3,650	0	0	0	0	3,350	3,650
Dividend Advantage Fund	3,350	2,050	0	0	0	0	3,350	2,050
Dividend Advantage Fund 2	3,350	2,050	0	0	0	0	3,350	2,050
Dividend Advantage Fund 3	3,350	2,050	0	0	0	0	3,350	2,050
Municipal High Income Opportunity Fund	1,100	1,250	0	0	0	0	1,100	1,250

			Total Non-Audit Fees Billed to
			Advisers and Adviser Entities
			(Engagements Related		Total Non-Audit Fees Billed to
	Total Non-Audit		Directly to the Operations and		Advisers and Adviser Entities
	Fees Billed to Fund		Financial Reporting of Fund)		(All Other Engagements)		Total
	Fund		Fund		Fund		Fund
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
	Ended 2007	Ended 2008	Ended 2007	Ended 2008	Ended 2007	Ended 2008	Ended 2007	Ended 2008

NIMF Select Maturities	0	500	0	0	0	0	0	500
NXP Select Portfolio	0	500	0	0	0	0	0	500
NXQ Select Portfolio 2	0	500	0	0	0	0	0	500
NXR Select Portfolio 3	0	500	0	0	0	0	0	500
NXC California Select Tax-Free Income	0	500	0	0	0	0	0	500
NXN New York Select Tax-Free Income	0	500	0	0	0	0	0	500
NMD Municipal High Income Opportunity Fund 2

Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

For engagements with each Fund’s independent registered public accounting firm entered into on or after May 6, 2003, the audit committee approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the audit committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

Additional Information

Appointment of the Independent Registered Public Accounting Firm

Each Board has appointed Ernst & Young LLP as independent registered public accounting firm to audit the books and records of each Fund for its current fiscal year. A representative of Ernst & Young LLP will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. Ernst & Young LLP has informed each Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange or American Stock Exchange, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. [To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities.]

Information About the Adviser

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen. Nuveen is a wholly-owned subsidiary of Windy City, a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds. Other owners of Windy City include Merrill Lynch & Co.’s Global Private Equity group and affiliates (including private equity funds) of Wachovia, Citigroup and Deutsche Bank.

Shareholder Proposals

To be considered for presentation at the annual meeting of shareholders of the Funds to be held in 2009, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than          ,          . A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s By-Laws, submit such written notice to the Fund not later than          ,           or prior to          ,          . Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the fund or funds that you own. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member and so indicates it will be sent to the Lead Independent Director and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation.

Fiscal Year

The fiscal year end for each Fund (except Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Municipal High Income 2) is October 31. The fiscal year end for Select Maturities, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio New York Portfolio and Muninicipal High Income 2 is March 31.

Annual Report Delivery

Annual reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meetings. However, if other matters are properly presented to the Annual Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund’s By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy
Vice President and Secretary
June   , 2008

Appendix A

Beneficial Ownership

The following table lists the dollar range of equity securities beneficially owned by each Board Member/nominee in each Fund and in all Nuveen funds overseen by the Board Member/nominee as of December 31, 2007.

								Municipal
Board Member	Municipal	Municipal	Premium		Performance	Municipal		Market		Investment	Select	Quality	Premier	Premium	Premium
Nominees	Value	Income	Income		Plus	Advantage		Opportunity		Quality	Quality	Income	Municipal	Income 2	Income 4

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0		$0	$0		$0		$0	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0		$0	$0		$0	Over $	100,000	$0	$0	$0	$10,001-$50,000	$0	$0
William C. Hunter	$0	$0		$0	$0		$0		$0	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0		$0	$0		$0		$0	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0		$0	$50,001-$100,000		$0		$0	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0		$0	$0		$0		$10,001-$50,000	$0	$0	$0	$0	$1-$10,000	$0
Carole E. Stone	$0	$0		$0	$0		$0		$0	$0	$0	$0	$0	$0	$0
Terence J. Toth(1)	$0	$0		$0	$0		$0		$0	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian(1)	$0	$0	Over $	100,000	$0	Over $	100,000		$0	$0	$0	$0	$50,001-$100,000	$0	$0

Dollar Range of Equity Securities
													Aggregate Dollar
													Range of Equity
													Securities in
													All Registered
													Investment
													Companies
													Overseen by
													Board Member
													Nominees in
													Family of
Board Member	Dividend	Dividend	Dividend		Municipal	Municipal	Select	Select	Select	Select	California	New York	Investment
Nominees	Advantage	Advantage 2	Advantage 3		High Income	High Income 2	Maturities	Portfolio	Portfolio 2	Portfolio 3	Portfolio	Portfolio	Companies(2)

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $	100,000
Jack B. Evans	$0	$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $	100,000
William C. Hunter	$0	$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $	100,000
David J. Kundert	$0	$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $	100,000
William J. Schneider	$0	$0		$0	$50,001-$100,000	$0	$0	$0	$0	$0	$0	$0	Over $	100,000
Judith M. Stockdale	$10,001-$50,000	$0		$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $	100,000
Carole E. Stone	$0	$0		$0	$0	$0	$0	$0	$0	$0	$0	$0		$10,0001-$50,000
Terence J. Toth(1)	$0	$0		$0	$0	$0	$0	$0	$0	$0	$0	$0		$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian(1)	$0	$0	Over $	100,000	$0	$0	$0	$0	$0	$0	$0	$0	Over $	100,000

(1)	In April 2008, Mr. Amboian and Mr. Toth were appointed to each Fund’s Board effective June 30, 2008. Mr. Toth did not own any shares of Nuveen Funds prior to becoming a Board Member.

(2)	The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by the Board Member.

The following table sets forth, for each Board Member and Board Member Nominee and for the Board Members and Board Member Nominees and officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2007. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

Fund Shares Owned By Board Members And Officers[1]
						Municipal
Board Member	Municipal	Municipal	Premium	Performance	Municipal	Market	Investment	Select	Quality	Premier	Premium
Nominees	Value	Income	Income	Plus	Advantage	Opportunity	Quality	Quality	Income	Municipal	Income 2

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	7	0	0	0	1	0
William C. Hunter	0	0	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	5,086	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	868	0	0	0	4	855
Carol E. Stone	0	0	0	0	0	0	0	0	0	0	0
Terence J. Toth(2)	0	0	0	0	0	0	0	0	0	0	0
Board Members/Nominee who is an interested person of the Funds
John P. Amboian(2)	0	0	10,000	0	8,000	0	0	0	0	5,000	0
All Board Members and Officers as a Group	180,834	0	95,500	22,836	17,698	23,139	1,000	5,000	0	5,165	855

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described below.

(2)	In April 2008, Mr. Amboian and Mr. Toth were appointed to each Fund’s Board effective June 30, 2008. Mr. Toth did not own any shares of Nuveen Funds prior to becoming a Board Member.

Fund Shares Owned By Board Members And Officers[1]
Board Member	Premium	Dividend	Dividend	Dividend	Municipal High	Municipal High	Select	Select	Select	Select	California	New York
Nominees	Income 4	Advantage	Advantage 2	Advantage 3	Income	Income 2	Maturities	Portfolio	Portfolio 2	Portfolio 3	Portfolio	Portfolio

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0	0	0	0	0	0	0
Jack B. Evans	0	2	0	0	0	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	4,492	0	0	0	0	0	0	0
Judith M. Stockdale	0	910	0	0	0	0	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0	0	0	0	0
Terence J. Toth(2)	0	0	0	0	0	0	0	0	0	0	0	0
Board Members/Nominee who is an interested person of the Funds
John P. Amboian(2)	0	0	0	10,000	0	0	0	0	0	0	0	0
All Board Members and Officers as a Group	0	28,612	26,000	11,155	9,408	0	0	0	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described below.

(2)	In April 2008, Mr. Amboian and Mr. Toth were appointed to each Fund’s Board effective June 30, 2008. Mr. Toth did not own any shares of Nuveen Funds prior to becoming a Board Member.

APPENDIX B

NUMBER OF BOARD AND COMMITTEE MEETINGS
HELD DURING EACH FUND’S LAST FISCAL YEAR

					Compliance, Risk
					Management
					and Regulatory		Nominating and
	Regular	Special	Executive	Dividend	Oversight	Audit	Governance
	Board	Board	Committee	Committee	Committee	Committee	Committee
Fund	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting

Municipal Value	4	10	1	5	4	4	6
Municipal Income	4	10	1	5	4	4	6
Premium Income	4	10	1	5	4	4	6
Performance Plus	4	10	1	5	4	4	6
Municipal Advantage	4	10	1	5	4	4	6
Municipal Market Opportunity	4	10	1	5	4	4	6
Investment Quality	4	10	1	5	4	4	6
Select Quality	4	10	1	5	4	4	6
Quality Income	4	10	1	5	4	4	6
Premier Municipal	4	10	1	5	4	4	6
Premium Income 2	4	10	1	5	4	4	6
Premium Income 4	4	10	1	5	4	4	6
Dividend Advantage	4	10	1	5	4	4	6
Dividend Advantage 2	4	10	1	5	4	4	6
Dividend Advantage 3	4	10	1	5	4	4	6
Municipal High Income	4	10	1	5	4	4	6
Municipal High Income 2	4	10	1	6	4	4	6
Select Maturities	4	8	1	6	4	4	6
Select Portfolio	4	8	1	6	4	4	6
Select Portfolio 2	4	8	1	6	4	4	6
Select Portfolio 3	4	8	1	6	4	4	6
California Portfolio	4	8	1	6	4	4	6
New York Portfolio	4	8	1	6	4	4	6

B-1

APPENDIX C

NUVEEN FUND BOARD
AUDIT COMMITTEE CHARTER

I.	Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10a of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II.	Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds’ compliance with legal and regulatory requirements, (4) the independent auditors’ qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

A.	Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

B.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (sas) No. 90, Audit Committee Communications (which amended sas No. 61, Communication with Audit Committees), that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

C.	Discussing with management the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

D.	Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative gaap methods on the financial statements.

E.	Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds’ financial statements.

F.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

G.	Discussing with Fund management the Funds’ major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

H.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

A.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

B.	Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors’

evaluation of the Funds’ financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

C.	Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10a of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

D.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

E.	Reviewing any reports from the independent auditors mandated by Section 10a(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10a(b).

F.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

G.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

H.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

I.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

J.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

K.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

L.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

M.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

N.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, nav errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

O.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

P.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

Q.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

R.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

S.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

T.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

U.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

V.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

W.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

X.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds’ financial statements or accounting policies.

Y.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

Z.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

AA.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

BB.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

CC.	Undertaking an annual review of the performance of the Audit Committee.

DD.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	NUV0708

Nuveen Investments • 333 West Wacker Dr. • Chicago IL 60606 www.nuveen.com
999 999 999 999 99      ß
3 EASY WAYS TO VOTE YOUR PROXY
1.	Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.

2.	On the Internet at www.proxyweb.com, and follow the simple instructions.

3.	Sign, Date and Return this proxy card using the enclosed postage-paid envelope.

FUND NAME PRINTS HERE	THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
COMMON STOCK	FOR AN ANNUAL MEETING OF SHAREHOLDERS, JULY 29, 2008
The Annual Meeting of shareholders will be held Tuesday, July 29, 2008 at 10:30 a.m. Central time, in the Assembly Room of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, 60675. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on July 29, 2008, or any adjournment or adjournments thereof.
WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (888) 221-0697 OR OVER THE INTERNET (www.proxyweb.com).

ê
          Date:
SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT.
(Please sign in Box)

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

ê	ê	NPI-NPP-NMA-NMO-NQM-NQS -NQU-NPF-NPM-NPT-AE

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal.

ê	Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒	ê

				FOR	WITHHOLD
				NOMINEES	AUTHORITY
1a.	Election of Board Members:			listed at left	to vote for
				(except as	all nominees
	(01) John P. Amboian	(04) Jack B. Evans	(06) Judith M. Stockdale	marked to	listed at left

	(02) Terence J. Toth	(05) David J. Kundert	(07) Carole E. Stone	the contrary)

	(03) Robert P. Bremner			☐	☐
(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided below.)

		FOR	AGAINST	ABSTAIN

2a.	To approve the elimination of the Fund’s fundamental policies relating to investments in municipal securities and below investment grade securities.	☐	☐	☐

2b.	To approve the new fundamental policy relating to investments in municipal securities for the Fund.	☐	☐	☐

2c.	To approve the elimination of the Fund’s fundamental policy relating to investing in other investment companies.	☐	☐	☐

2d.	To approve the elimination of the Fund’s fundamental policies relating to derivatives.	☐	☐	☐

2e.	To approve the new fundamental policy for the Fund relating to commodities.	☐	☐	☐

3.	To transact such other business as may properly come before the Annual Meeting.
PLEASE SIGN ON REVERSE SIDE

ê	NPI-NPP-NMA-NMO-NQM-NQS- NQU-NPF-NPM-NPT-AE	ê

Nuveen Investments • 333 West Wacker Dr. • Chicago IL 60606 www.nuveen.com
999 999 999 999 99      ß
3 EASY WAYS TO VOTE YOUR PROXY
1.	Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.

2.	On the Internet at www.proxyweb.com, and follow the simple instructions.

3.	Sign, Date and Return this proxy card using the enclosed postage-paid envelope.

FUND NAME PRINTS HERE	THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
PREFERRED STOCK	FOR AN ANNUAL MEETING OF SHAREHOLDERS, JULY 29, 2008
The Annual Meeting of shareholders will be held Tuesday, July 29, 2008 at 10:30 a.m. Central time, in the Assembly Room of The Northern Trust company, 50 South LaSalle Street, Chicago, Illinois, 60675. At this meeting, you will be asked to vote on the proposals described in The proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on July 29, 2008, or any adjournment or adjournments thereof.
WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (888) 221-0697 OR OVER THE INTERNET (www.proxyweb.com).

ê	Date:
SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT.
(Please sign in Box)

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

ê	ê	NPI-NPP-NMA-NMO-NQM-NQS -NQU-NPF-NPM-NPT-P-AE

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal.

ê	Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒	ê

				FOR NOMINEES listed at left (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed at left
1a.	Election of Board Members:
	(01) John P. Amboian	(05) David J. Kundert	Preferred Shares Only
	(02) Terence J. Toth	(06) Judith M. Stockdale	(08) William C. Hunter
	(03) Robert P. Bremner	(07) Carole E. Stone	(09) William J. Schneider
	(04) Jack B. Evans			☐	☐
(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided above.)

		FOR	AGAINST	ABSTAIN

2a.	To approve the elimination of the Fund’s fundamental policies relating to investments in municipal securities and below investment grade securities.	☐	☐	☐

2b.	To approve the new fundamental policy relating to investments in municipal securities for the Fund.	☐	☐	☐

2c.	To approve the elimination of the Fund’s fundamental policy relating to investing in other investment companies.	☐	☐	☐

2d.	To approve the elimination of the Fund’s fundamental policies relating to derivatives.	☐	☐	☐

2e.	To approve the new fundamental policy for the Fund relating to commodities.	☐	☐	☐

3.	To transact such other business as may properly come before the Annual Meeting.

PLEASE SIGN ON REVERSE SIDE
ê		NPI-NPP-NMA-NMO-NQM-NQS- NQU-NPF-NPM-NPT-P-AE		ê